4th Quarter 2019 as of January 27, 2020 Nasdaq: HMST

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including forecasted reductions in the Company’s cost structure and future run rates, growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 and our most recent quarterly report on Form 10-Q. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to: retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have recently undertaken or that we have announced, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, assess the novelty of the recently adopted “Current Expected Credit Losses,” or CECL, accounting standard which replaced the “Allowance for Loan and Lease Losses” accounting standard coupled with our relative inexperience with the newer standard, improve long-term shareholder value through effective use of our surplus capital, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, and respond to our restrictive and complex regulatory environment. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending December 31, 2019, and is unaudited, although certain information related to the year ended December 31, 2018, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures and Targets Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. This presentation refers to long-term targets. Because targets are forward-looking and not based on historical performance, it is not possible to provide a reconciliation without undertaking unreasonable efforts. A GAAP reconciliation would require estimates of such excluded items, and it is not possible to estimate such excluded items at this time. p. 1

Nasdaq: HMST Focus on efficiency and profitability while emerging as a Leading West • Seattle-based diversified commercial & consumer bank – company founded in Coast regional 1921 bank • Locations in all of the major coastal markets in the Western U.S. and Hawaii • 67 bank branches and primary offices • Total assets $6.8 billion p. 2

Where is HomeStreet? Retail deposit branches (62) Primary stand-alone lending centers (4) Primary stand-alone insurance office (1) Seattle Metro Washington Market Focus: • Seattle / Puget Sound & Eastern WA • Portland, OR • San Francisco / Bay Area, CA Oregon • Southern California Idaho • Hawaiian Islands Hawaii Utah California Southern California The number of offices depicted does not include three satellite offices that have a limited number of staff which report to a manager located in a separate primary office. p. 3

Strategy Focus on Commercial & Consumer Banking • Improve operating efficiency • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Grow and diversify loan portfolio with focus on expanding C&I and Fannie Mae DUS(1) multifamily lending • Grow core deposits to improve deposit mix • Introduce smart product offerings - fast- follower of technology (1) DUS® is registered trademark of Fannie Mae p. 4

Simplifying the organizational structure by reducing management Improving our levels and management redundancy operating efficiency to Consolidating similar functions reflect our currently residing in multiple simplified business units business model and Renegotiating where possible our lower growth contracts – primarily technology expectations by: Identifying and eliminating redundant or unnecessary systems and services Rationalizing staffing appropriate to the significant changes in work volumes and company direction p. 5

HomeStreet

Results of Operations

$ Thousands	3 Months Ended Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018	12 Months Ended Dec. 31, 2019	Dec. 31, 2018
Net Interest Income	$45,512	$47,134	$48.910	$189.390	$189,963
Provision for Credit Losses	(2,000)	-	500	(500)	3,000
Noninterest Income	21,931	24,580	10,382	74,432	36,533
Noninterest Expense	53,215	55,721	47,892	215,614	195,241
Income from Continuing Operations Before Taxes	16,228	15,993	10,900	48,708	28,255
Income Tax	3,123	2,328	(1,309)	7,988	2,032
Net Income from Continuing Operations	**13,105**	**13,665**	**12,209**	**40,720**	**26,223**
Income from Discontinued Operations Before Taxes	(3,357)	190	3,959	(28,285)	17,610
Income Tax	(1,240)	28	941	(5,077)	3,806
Net Income from Discontinued Operations	(2,117)	162	3,018	(23,208)	13,804
Net Income	**10,998**	**13,827**	**15,227**	**17,512**	**40,027**
Diluted EPS	$0.45	$0.55	$0.56	$0.65	$1.47
Diluted EPS from Continuing Operations	**$0.54**	**$0.54**	**$0.45**	**$1.55**	**$0.97**
Tangible BV/Share[1]	$27.02	$26.83	$26.36	$27.02	$26.36
Net Interest Margin	2.87%	2.96%	3.19%	3.01%	3.23%
Core ROAA – Continuing Operations[1]	0.87%	0.82%	0.42%	0.62%	0.30%
Core ROAE – Continuing Operations[1]	8.53%	8.27%	4.02%	6.17%	2.88%
Core ROATE – Continuing Operations [1]	8.98%	8.73%	4.18%	6.49%	2.99%
Core Efficiency Ratio of Continuing Operations[1]	75.45%	76.51%	80.65%	79.89%	86.18%
Tier 1 Leverage Ratio (Bank)	10.56%	10.17%	10.15%	10.56%	10.15%
Total Risk-Based Capital (Bank)	14.43%	14.37%	14.72%	14.43%	14.72%
Tier 1 Leverage Ratio (Company)	10.06%	10.04%	9.51%	10.06%	9.51%
Total Risk-Based Capital (Company)	13.36%	13.69%	13.27%	13.36%	13.27%

(1) See appendix for reconciliation of non-GAAP financial measures.

p. 6

Highlights and Developments Results of Operations • Net income from continuing operations of $13.1 million, or $0.54 diluted EPS • Core net income from continuing operations of $14.9 million, or $0.61 diluted EPS • Noninterest expense from continuing operations decreased Initiated a $0.15 per by $2.5 million or 4% during the fourth quarter share quarterly • Core noninterest expense from continuing operations stock dividend decreased $4.0 million, or 7% during the fourth quarter payable to Reduced FTE 12% from 1,221 at June 30, 2019, to 1,071 at • shareholders of December 31, 2019 record on 2/5/2020 • Originated $1.8 billion of commercial real estate loans in 2019 and $675.3 during 4Q19, a quarterly record • Total deposits at December 31, 2019, of $5.3 billion, Repurchased 3.2 declining by 8% since September 30, 2019 due to decrease million shares in in brokered deposits, offset by increased core business 2019, another deposits of $38.1 million, or 2.4%, and core consumer 189,000 shares deposits of $71.8 million or 3.9% through 1/23/2020, • Strong asset quality with nonperforming asset ratio of 0.21% and authorized an additional $25 Strategic Results million repurchase • Completed sale of our ownership interest in WMS Series, LLC program expected to commence in 1Q20 • Appointed Nancy Pellegrino to Board of Directors Recent Developments • Headcount will be reduced an additional 4% to a projected 1,027 at February 1, 2020, from 1,071 at December 31, 2019 • Announced the appointment of James Mitchell to our Board p. 7 of Directors

Net Interest Income & Margin Net Interest Income Lower interest rates and a flat yield curve have $ Millions pressured our net interest Net Interest Income Net Interest Margin margin 3.19% 3.11% 3.11% 2.96% • 4Q19 Net Interest Margin declined to 2.87% 2.87% and net interest income decreased to $45.5 $48.9 million compared to the prior quarter • Lower balances and yields on loans due to $47.6 persistently flat yield curve $49.2 $47.1 $45.5 4Q18 1Q19 2Q19 3Q19 4Q19 p. 8

Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Loans Held for Investment Approximately $450 million of higher Average Yield yielding loans prepaid during 4Q20 Average Balances Average Yield $ Billions Percent $8 4.60% $6.46 $6.47 $6.70 $6.44 $6.33 $7 4.50% $6 4.40% $5 4.50% 4.50% 4.38% $4 4.46% 4.30% $3 4.20% $2 4.21% 4.10% $1 $0 4.00% 4Q18 1Q19 2Q19 3Q19 4Q19 p. 9

Deposits Balances Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $ Millions Time Deposits Mortgage Svcg. Escrow Accts. & Other $7,000 $5,804 $6,000 $5,724 $5,340 $5,051 $5,397 $5,000 47% 47% $4,000 51% 50% 53% $3,000 12% 12% 13% $2,000 12% 13% 36% 37% $1,000 31% 31% 30% $- 6% 7% 5% 7% 6% 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Total Cost of Deposits 1.03% 1.14% 1.26% 1.41% 1.33% • The decrease in deposits was primarily driven by a $472.0 million reduction in brokered deposits because FHLB advances were priced more attractively during the quarter • The decrease was offset by increases of $38.1 million, or 2.4%, and $71.8 million, or 3.9%, of business and consumer core deposits - checking, savings and money market deposits, respectively • Total deposits include $0, $0, $133m, $219m, and $163m, in servicing deposits related to discontinued operations for the periods ended December 31, 2019, September, 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively p. 10

HomeStreet

Noninterest Income from Continuing Operations



Noninterest Income
$ Millions
Net Gain on Mortgage Loan Origination and Sale Activities
Loan Servicing Income
Depositor & Other Retail Fees
Other
$30
$25
$20
$15
$10
$5
$0
$10.4
$8.1
$19.8
$24.6
$21.9
4Q18
1Q19
2Q19
3Q19
4Q19

- The 4Q19 decrease was primarily due to a decrease in gain on loan origination and sale activities related to a decrease in loan sales volume on commercial loans and a reduction in loan servicing income related to lower risk management results
- Other consists of insurance agency commissions, swap income prepayment fee income, FHLB dividends, and other miscellaneous income
- Effective April 1, 2019, the newly organized bank location-based mortgage banking business commenced operations and the associated revenues were reported as part of the Company's continuing operations beginning in the second quarter of 2019

p. 11

Noninterest Expense from Continuing Operations Salaries & related costs Noninterest Expense FTE General & administrative $ Millions Other noninterest expense 2,036 FTE $60 1,937 2,200 $50 1,900 $40 $30 1,221 1,132 1,071 1,600 $20 1,300 $10 $0 1,000 4Q18 1Q19 2Q19 3Q19 4Q19 Noninterest Expense $47.9 $47.8 $58.8 $55.7 $53.2 Salaries & Related Costs $25.6 $25.3 $34.2 $32.8 $29.9 General & Administrative $7.3 $8.2 $7.8 $9.5 $8.3 Other Noninterest Expense $15.0 $14.3 $16.8 $13.4 $15.0 FTE 2,036 1,937 1,221 1,132 1,071 • The 4Q19 decrease was due primarily to a $2.0 million recovery of stock-based compensation expense, and reduced salary expense on lower headcount • FTE are expected to decline to 1,027 by February 1, 2020 • We are making organizational and operational changes which are resulting in substantial reductions in operating costs and headcount, with FTE in continuing operations decreasing 6% from 1,109 at 2Q19, to 1,048 at 4Q19, and are expected to decrease 8% to 1,020 by February 1, 2020 p. 12

Loan Portfolio Production Trend Commitments Dec. 31, 2019 Sep. 30, 2019 Jun. 30, 2019 Mar. 31, 2019 Dec. 31, 2018 $ Millions Single Family $20 3% $22 4% $28 5% $36 7% $55 8% SFR Custom Home Construction 47 6% 58 12% 44 7% 51 10% 77 11% Home Equity and Other 31 4% 43 9% 84 14% 97 18% 124 18% Total Consumer Loans $98 13% $123 25% $156 26% $184 35% $256 37% Non-owner Occupied CRE $91 11% $36 7% $27 4% $45 8% $65 9% Multifamily 335 41% 162 33% 202 33% 142 26% 152 22% Residential Construction 181 22% 112 23% 154 25% 89 16% 151 22% CRE / Multifamily Construction 22 3% 0 0% 0 0% 7 1% 12 2% Total CRE Loans $629 77% $310 63% $383 62% $283 51% $380 55% Owner Occupied CRE $33 4% $27 5% $11 2% $6 1% $17 2% Commercial Business 46 6% 35 7% 61 10% 73 13% 39 6% Total C&I loans $79 10% $62 12% $72 12% $79 14% $56 8% Total $806 100% $495 100% $611 100% $546 100% $692 100% p. 13

Loan Balance Trend Balances Dec. 31, 2019 Sep. 30, 2019 Jun. 30, 2019 Mar. 31, 2019 Dec. 31, 2018 $ Millions Single Family $1,070 21% $1,188 23% $1,259 24% $1,349 25% $1,358 27% SFR Custom Home Construction 171 3% 186 4% 197 4% 190 4% 188 4% Home Equity and Other 533 10% 568 11% 588 11% 585 11% 571 11% Total Consumer Loans $1,774 34% $1,942 38% $2,044 39% $2,124 40% $2,117 42% Non-owner Occupied CRE $895 18% $795 15% $768 14% $781 15% $702 14% Multifamily 996 20% 920 18% 996 19% 940 17% 908 18% Residential Construction 287 6% 280 5% 303 6% 339 6% 333 7% CRE / Multifamily Construction 245 5% 296 6% 279 5% 308 6% 274 5% Total CRE Loans $2,423 49% $2,291 44% $2,346 44% $2,368 44% $2,217 44% Owner Occupied CRE $478 9% $477 9% $471 9% $450 8% $429 8% Commercial Business 415 8% 447 9% 444 8% 422 8% 331 6% Total C&I Loans $893 17% $924 18% $915 17% $872 16% $760 14% Total Loans Held for Investment $5,090 100% $5,157 100% $5,305 100% $5,364 100% $5,094 100% p. 14

Loan Portfolio Loan Composition: $5.1 Billion CRE by Property Type: $2.4 Billion (1) Other C&I (1) 9% 17% Retail Multifamily CRE Perm 16% 43% Single Nonowner Family 18% 21% Office 22% Industrial 10% Multifamily Home Equity 20% Construction by Property Type: $702 Million & Other Land & Lots 10% Construction All Types 10% 14% Custom Home Construction 24% Residential Construction A highly diversified loan portfolio by 31% product and geography. Multifamily Construction 27% CRE 8% (1) Includes owner occupied CRE p. 15

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)



7%
16%
43%
9%
6%
19%

Multifamily



2%
19%
43%
30%
3%
3%

Industrial / Warehouse



12%
14%
12%
41%
15%
6%

Office



7%
19%
35%
21%
7%
11%

Retail



4%
3%
15%
8%
1%
69%

Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 60%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 62%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

12/31/19 Balances Outstanding Totaling $2.4 Billion

Multifamily
- Balance: $1,015M
- % of Balances: 43%
- Portfolio Avg. LTV ~ 55%(1)
- Portfolio Avg. DSCR ~ 1.45x
- Avg. Loan Size: $2.7M
- Largest Dollar Loan: $24.4M

Industrial / Warehouse
- Balance: $249M
- % of Balances: 10%
- % Owner Occupied: 51%
- Portfolio LTV ~ 56%(1)
- Portfolio Avg. DSCR ~ 1.57x
- Avg. Loan Size: $1.8M
- Largest Dollar Loan: $15.6M

Office
- Balance: $518M
- % of Balances: 22%
- % Owner Occupied: 23%
- Portfolio LTV ~ 60%(1)
- Portfolio Avg. DSCR ~ 1.70x
- Avg. Loan Size: $2.5M
- Largest Dollar Loan: $24.3M

Retail
- Balance: $366M
- % of Balances: 16%
- % Owner Occupied: 22%
- Portfolio LTV ~ 54%(1)
- Portfolio Avg. DSCR ~ 1.67x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $18.6M

Other
- Balance: $222M
- % of Balances: 9%
- % of Owner Occupied: 23%
- Portfolio LTV ~ 41%(1)
- Portfolio Avg. DSCR ~ 1.85x
- Avg. Loan Size: $2.0M
- Largest Dollar Loan: $27.0M

HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its efforts to achieve diversification among property types and geographic areas to mitigate concentration risk.

(1) Property values as of origination date.

p. 16

Construction Lending Overview

[HomeStreet]

Seattle Metro | Puget Sound Other | WA Other | Portland Metro | OR Other | Hawaii | California | Utah | Idaho | Other: AZ, CO

Geographical Distribution (Balances)



2%
2%
27%
35%
7%
1%
2%
4%
21%

Custom Home Construction



5%
10%
45%
21%
18%

Multifamily



4%
23%
36%
13%
24%

Commercial



15%
33%
9%
19%
12%
8%
1%
3%

Residential Construction



1%
5%
14%
47%
2%
6%
24%

Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 66%
- Liquidity and DSC covenants

Commercial
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~59%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 73%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 68%

12/31/19 Balances Outstanding Totaling $702 Million

Custom Home Construction
- Balance: $171M
- Unfunded Commitments: $116M
- % of Balances: 24%
- % of Unfunded Commitments: 27%
- Avg. Loan Size: $514K
- Largest Dollar Loan: $2.1M

Multifamily
- Balance: $189M
- Unfunded Commitments: $64M
- % of Balances: 27%
- % of Unfunded Commitments: 15%
- Avg. Loan Size: $12.6M
- Largest Dollar Loan: $23.2M

Commercial
- Balance: $55M
- Unfunded Commitments: $4M
- % of Balances: 8%
- % of Unfunded Commitments: 1%
- Avg. Loan Size: $9.1M
- Largest Dollar Loan: $14.5M

Residential Construction
- Balance: $215M
- Unfunded Commitments: $237M
- % of Balances: 31%
- % of Unfunded Commitments: 54%
- Avg. Loan Size: $342K
- Largest Dollar Loan: $11.3M

Land and Lots
- Balance: $72M
- Unfunded Commitments: $15M
- % of Balances: 10%
- % of Unfunded Commitments: 3%
- Avg. Loan Size: $846K
- Largest Dollar Loan: $6.9M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification.

p. 17

[HomeStreet]

Credit Quality

$ Thousands	Dec. 31, 2019 HMST	Dec. 31, 2019 Group Median	Sep. 30, 2019 HMST	Sep. 30, 2019 Group Median	Jun. 30, 2019 HMST	Jun. 30, 2019 Group Median	Mar. 31, 2019 HMST	Mar. 31, 2019 Group Median	Dec. 31, 2018 HMST	Dec. 31, 2018 Group Median
Nonperforming Assets(1)	$14,254	--	$14,186	--	$11,683	--	$16,712	--	$12,074	--
Nonperforming Loans	$12,861	--	$12,433	--	$9,930	--	$15,874	--	$11,169	--
OREO	$1,393	--	$1,753	--	$1,753	--	$838	--	$455	--
Nonperforming Assets/Total Assets(1)	0.21%	(3)	0.21%	0.26%	0.16%	0.16%	0.23%	0.20%	0.17%	0.20%
Nonperforming Loans/Total Loans	0.25%	(3)	0.24%	0.32%	0.19%	0.31%	0.29%	0.23%	0.23%	0.26%
Total Delinquencies/Total Loans	0.86%	(3)	0.87%	0.55%	0.85%	0.41%	1.10%	0.52%	1.26%	0.50%
Total Delinquencies/Total Loans, Adjusted(2)	0.31%	(3)	0.28%	0.38%	0.21%	0.41%	0.37%	0.50%	0.26%	0.48%
ALLL/Total Loans	0.82%	(3)	0.84%	1.09%	0.81%	0.98%	0.80%	0.99%	0.81%	0.99%
ALLL/Nonperforming Loans (NPLs)	324.80%	(3)	349.37%	339.73%	435.59%	457.32%	271.99%	442.65%	356.92%	438.95%
ALLL/Total Loans, Excluding Purchased Loans	0.86%	--	0.89%	--	0.86%	--	0.86%	--	0.85%	--
Purchased Discount & Reserves/Gross Purchased Loans(4)	2.14%	--	2.69%	--	2.73%	--	2.65%	--	2.57%	--

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Avidbank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Coastal Community Bank, Commercial Bank of California, CTBC Bank Corp., Exchange Bank, Farmers & Merchants Bank of Long Beach, First Choice Bank, First Financial Northwest Bank, Five Star Bank, Heritage Bank, Heritage Bank of Commerce, Kitsap Bank, Manufacturers Bank, Mechanics Bank, Montecito Bank & Trust, Oak Valley Community Bank, Opportunity Bank of Montana, Pacific Mercantile Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Poppy Bank, Preferred Bank, Royal Business Bank, Silvergate Bank, Sunwest Bank, Tri Counties Bank, Umpqua Bank, Washington Federal Bank NA, and Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs and SBAs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.
(4) While not a loss reserve, purchase discounts are available to absorb credit related losses on loans purchased with discounts.

p. 18

Outlook p. 19

Key Drivers Guidance Metric Outlook Comments • Seasonal run-off in single family portfolio Average Loans Held for Flat to Slightly • Offset by continued growth in commercial and commercial real estate Investment Increasing loans • Continued reduction of brokered deposits as FHLB advances are priced more attractively Average Deposits Decreasing • Maturing of CDs with promotional interest rates used to fund transfer of servicing related deposits • Offset by continued growth of consumer and business deposits • Lower cost of funds as deposits reprice Net Interest Margin Increasing • Stabilization of loan balances and asset yields Assuming that we are able to realize the expense reductions currently planned by management and projected by our consultants and absent continuing negative impacts to our net interest margin beyond current expectations or as a result of changes in the interest rate environment, changes in capital management, or other changes in the business or credit environment that would negatively impact our ability to accomplish our goals, we now expect to achieve an efficiency ratio in the low 70% range, return on average assets of approximately 95 basis points, and return on average tangible equity of approximately 11% in the quarter ending September 30, 2020. By mid-2021 we believe we can achieve an efficiency ratio in the mid 60% range, a return on average assets of approximately 110 basis points, and a return on average tangible equity of approximately 12%. The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and our annual report on Form 10-K for fiscal year ended December 31, 2019, which we expect to file on or about March 6, 2020, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. p. 20

Appendix p. 21

Statements of Financial Condition Quarter Ended $ Thousands Dec. 31, 2019 Sep. 30, 2019 Jun. 30, 2019 Mar. 31, 2019 Dec. 31, 2018 Cash and Cash Equivalents $57,880 $74,788 $99,602 $67,690 $57,982 Investment Securities 943,150 866,736 803,819 816,878 923,253 Loans Held For Sale 208,177 172,958 145,252 56,928 77,324 Loans Held For Investment, Net 5,072,784 5,139,108 5,287,859 5,345,969 5,075,371 Mortgage Servicing Rights 97,603 90,624 94,950 95,942 103,374 Other Real Estate Owned 1,393 1,753 1,753 838 455 Goodwill 28,492 30,170 30,170 29,857 22,564 Operating Lease Right-of-Use Assets 94,873 101,843 102,353 113,083 - Other Assets 279,455 274,987 282,103 287,436 304,864 Assets of Discontinued Operations 28,628 82,911 352,929 356,784 477,034 Total Assets $6,812,435 $6,835,878 $7,200,790 $7,171,405 $7,042,221 Deposits $5,339.959 $5,804,307 $5,590,893 $5,178,334 $4,888,558 Federal Home Loan Bank Advances 346,590 5,590 387,590 599,590 932,590 Accounts Payable And Other Liabilities 79,818 84,905 102,943 126,546 169,970 Federal funds purchased & securities sold under agreements to repurchase 125,000 - - 27,000 19,000 Long-term Debt 125,650 125,603 125,556 125,509 125,462 Operating Lease Liabilities 113,092 120,072 121,677 130,221 - Liabilities of Discontinued Operations 2,603 5,075 148,221 237,174 167,121 Total Liabilities 6,132,712 6,144,742 6,476,880 6,424,374 6,302,701 Common Stock 511 511 511 511 511 Shares Subject to Repurchase - - 52,735 - - Additional Paid-in Capital 300,218 309,649 308,705 342,049 342,439 Retained Earnings 374,673 372,981 359,252 411,826 412,009 Accumulated Other Comprehensive Income (Loss) 4,321 7,995 2,707 (7,355) (15,439) Total Shareholders’ Equity 679,723 691,136 671,175 747,031 739,520 Total Liabilities and Shareholders’ Equity $6,812,435 $6,835,878 $7,200,790 $7,171,405 $7,042,221 p. 22

Non-GAAP Financial Measures Consolidated Results 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2019 Sep. 30, 2019 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2018 Net Income $10,988 $13,827 $15,227 $17,512 $40,027 Impact of Income Tax Reform-related Benefit - - (4,884) - (4,884) Impact of Restructuring-related Items (Net of Tax) 1,699 (326) (676) 20,634 4,953 Impact of Acquisition-related Items (Net of Tax) 28 4 54 289 22 Core Net Income 12,715 13,505 9,721 38,435 40,118 Noninterest Expense 56,540 57,644 84,644 313,469 390,573 Impact of Restructuring-related Expenses (2,150) 413 856 (26,117) (6,269) Impact of Acquisition-related Expenses (36) (5) (68) (366) (27) Noninterest Expense, Excluding Restructuring and Acquisition- 54,354 58,052 85,432 286,986 384,277 related Expenses Diluted Earnings Per Common Share $0.45 $0.55 $0.56 $0.65 $1.47 Impact of Income Tax Reform-related Benefit - - (0.18) - (0.18) Impact of Restructuring-related Items (Net of Tax) 0.07 (0.01) (0.02) 0.80 0.19 Impact Of Acquisition-related Items (Net of Tax) - - - 0.01 - Diluted Earnings Per Common Share, Excluding Income Tax Reform- related Benefit, Restructuring (Net of Tax) and Acquisition-related 0.52 0.54 0.36 1.46 1.48 Items (Net of Tax) p. 23

Non-GAAP Financial Measures Consolidated Results (cont.) 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2019 Sep. 30, 2019 Dec. 31, 2018 Dec.31, 2019 Dec. 31, 2018 Return On Average Shareholders' Equity 6.27% 7.98% 8.30% 2.43% 5.40% Impact of tax reform-related benefit - - (2.66)% - (0.66)% Impact of Restructuring-related Items (Net of Tax) 0.97% (0.19)% (0.37)% 2.86% 0.67% Impact of Acquisition-related Items (Net of Tax) 0.02% - 0.03% 0.04% - Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition- 7.26% 7.79% 5.30% 5.33% 5.41% related Items (Net of Tax) Return On Average Tangible Shareholders' Equity 6.60% 8.42% 8.63% 2.55% 5.62% Impact of tax reform-related benefit - - (2.77)% - (0.69)% Impact of Restructuring-related Items (Net of Tax) 1.02% (0.20)% (0.38)% 3.00% 0.70% Impact of Acquisition-related Items (Net of Tax) 0.02% - 0.03% 0.04% - Return On Average Tangible Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And 7.64% 8.22% 5.51% 5.59% 5.63% Acquisition-related Items (Net of Tax) Efficiency Ratio 83.87% 78.08% 84.64% 94.02% 88.88% Impact of Restructuring-related Items (3.19)% 0.56% 0.86% (7.83)% (1.43)% Impact of Acquisition-related Items (0.05)% (0.01)% (0.07)% (0.11)% - Efficiency Ratio, Excluding Restructuring and Acquisition-related 80.63% 78.63% 85.43% 86.08% 87.45% Items Return On Average Assets 0.64% 0.79% 0.86% 0.25% 0.57% Impact of tax reform-related benefit - - (0.27)% - (0.07)% Impact of Restructuring-related Items (Net Of Tax) 0.10% (0.02)% (0.04)% 0.29% 0.07% Impact of Acquisition-related Items (Net of Tax) - - - - - Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net 0.74% 0.77% 0.55% 0.54% 0.57% of Tax) p. 24

Non-GAAP Financial Measures Continuing Operations 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2019 Sep. 30, 2019 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2018 Net Income $13,105 $13,665 $12,209 $40,720 $26,223 Impact of Income Tax Reform-related Benefit - - (4,884) - (4,884) Impact of Restructuring-related Items (Net of Tax) 1,811 669 4 3,546 17 Impact of Acquisition-related Items (Net of Tax) 28 4 54 289 22 Core Net Income 14,944 14,338 7,383 44,555 21,378 Noninterest Expense 53,215 55,721 47,892 215,614 195,241 Impact of Restructuring-related Expenses (2,292) (847) (5) (4,489) (22) Impact of Acquisition-related Expenses (36) (5) (68) (366) (27) Noninterest Expense, Excluding Restructuring and Acquisition- 50,887 54,869 47,819 210,759 195,192 related Expenses Diluted Earnings Per Common Share $0.54 $0.54 $0.45 $1.55 $0.97 Impact of Income Tax Reform-related Benefit - - (0.18) - (0.18) Impact of Restructuring-related Items (Net of Tax) 0.07 0.03 - 0.14 - Impact Of Acquisition-related Items (Net of Tax) - - - 0.01 - Diluted Earnings Per Common Share, Excluding Income Tax Reform- related Benefit, Restructuring (Net of Tax) and Acquisition-related 0.61 0.57 0.27 1.70 0.79 Items (Net of Tax) p. 25

Non-GAAP Financial Measures Continuing Operations (cont.) 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2019 Sep. 30, 2019 Dec. 31, 2018 Dec.31, 2019 Dec. 31, 2018 Return On Average Shareholders' Equity 7.48% 7.88% 6.65% 5.64% 3.54% Impact of tax reform-related benefit - - (2.66)% - (0.66)% Impact of Restructuring-related Items (Net of Tax) 1.03% 0.39% - 0.49% - Impact of Acquisition-related Items (Net of Tax) 0.02% - 0.03% 0.04% - Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition- 8.53% 8.27% 4.02% 6.17% 2.88% related Items (Net of Tax) Return On Average Tangible Shareholders' Equity 7.87% 8.32% 6.92% 5.93% 3.68% Impact of tax reform-related benefit - - (2.77)% - (0.69)% Impact of Restructuring-related Items (Net of Tax) 1.09% 0.41% - 0.52% - Impact of Acquisition-related Items (Net of Tax) 0.02% - 0.03% 0.04% - Return On Average Tangible Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And 8.98% 8.73% 4.18% 6.49% 2.99% Acquisition-related Items (Net of Tax) Efficiency Ratio 78.90% 77.70% 80.77% 81.73% 86.20% Impact of Restructuring-related Items (3.40)% (1.18)% (0.01)% (1.70)% (0.01)% Impact of Acquisition-related Items (0.05)% (0.01)% (0.11)% (0.14)% (0.01)% Efficiency Ratio, Excluding Restructuring and Acquisition-related 75.45% 76.51% 80.65% 79.89% 86.18% Items Return On Average Assets 0.76% 0.78% 0.69% 0.57% 0.37% Impact of tax reform-related benefit - - (0.27)% - (0.07)% Impact of Restructuring-related Items (Net Of Tax) 0.11% 0.04% - 0.05% - Impact of Acquisition-related Items (Net of Tax) - - - - - Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net 0.87% 0.82% 0.42% 0.62% 0.30% of Tax) p. 26

Non-GAAP Financial Measures Tangible Book Value $ Thousands, 3 Months Ended 12 Months Ended Except Share Data Dec. 31, 2019 Sep. 30, 2019 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2018 Shareholders’ Equity $679,723 $691,136 $739,520 $679,723 $739,520 Less: Goodwill and Other Intangibles (34,252) (36,341) (28,035) (34,252) (28,035) Tangible Shareholders’ Equity $645,471 $654,795 $711,485 $645,471 $711,485 Common Shares Outstanding 23,890,855 24,408,513 26,995,348 23,890,855 26,995,348 Book Value Per Share $28.45 $28.32 $27.39 $28.45 $27.39 Impact of Goodwill and Other (1.43) (1.49) (1.03) (1.43) (1.03) Intangibles Tangible Book Value Per Share 27.02 26.83 26.36 27.02 26.36 Average Shareholders’ Equity 701,018 693,475 733,969 721,360 741,035 Less: Average Goodwill and Other (33,050) (36,617) (28,277) (34,245) (28,892) Intangibles Average Tangible Shareholders’ Equity $665,968 $656,858 $705,692 $687,115 $712,143 Return on Average Shareholders’ Equity 7.48% 7.88% 6.65% 5.64% 3.54% – Continuing Operations Impact of Goodwill and Other 0.39% 0.44% 0.27% 0.29% 0.15% Intangibles Return on Average Tangible Shareholders’ Equity – Continuing 7.87% 8.32% 6.92% 5.93% 3.68% Operations p. 27